Exhibit 99.1

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
	(860) 493-4364	www.utc.com

Investor Relations, UTC
(860) 728-7608

United Technologies Announces Intention to Separate Into Three Independent

Companies; Completes Acquisition of Rockwell Collins

Upon separation, each company will have the strategic focus and financial flexibility to deliver innovative customer solutions and drive long-term value

•	Completion of Rockwell Collins acquisition creates an industry-leading aerospace systems supplier, Collins Aerospace Systems

•	Anticipates acquisition to be $0.15 to $0.20 accretive to adjusted earnings per share in 2019

•	Announces intention to separate United Technologies (“UTC”) into three independent companies

•	Following portfolio separation, UTC to operate as a leading aerospace company comprised of Collins Aerospace Systems and Pratt & Whitney businesses

•	Otis and Climate, Controls & Security (“CCS”) businesses to become independent companies; CCS will be renamed Carrier

•	Tax-free separation to UTC shareowners for U.S. federal income tax purposes expected to be completed in 2020

Investor conference call at 8:00 a.m. ET, Tuesday, November 27, listen live at www.utc.com

FARMINGTON, Conn., November 26, 2018 – United Technologies Corp. (NYSE: UTX) today announced the completion of its acquisition of Rockwell Collins (NYSE: COL) and the company’s intention to separate its commercial businesses, Otis and Carrier (formerly CCS), into independent entities. The separation will result in three global, industry-leading companies:

•

United Technologies, comprised of Collins Aerospace Systems and Pratt & Whitney, will be the preeminent systems supplier to the aerospace and defense industry; Collins Aerospace was formed through the combination of UTC Aerospace Systems and Rockwell Collins;

•	Otis, the world’s leading manufacturer of elevators, escalators and moving walkways; and

•	Carrier, a global provider of HVAC, refrigeration, building automation, fire safety and security products with leadership positions across its portfolio.

“Our decision to separate United Technologies is a pivotal moment in our history and will best position each independent company to drive sustained growth, lead its industry in innovation and

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
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Investor Relations, UTC
(860) 728-7608

customer focus, and maximize value creation,” said United Technologies Chairman and Chief Executive Officer Gregory Hayes. “Our products make modern life possible for billions of people. I’m confident that each company will continue our proud history of performance, excellence and innovation while building an even brighter future. As standalone companies, United Technologies, Otis and Carrier will be ready to solve our customers’ biggest challenges, provide rewarding career opportunities, and contribute positively to communities around the world.”

Overview of Three Leading Companies:

United Technologies (UTC)

United Technologies (NYSE: UTX), comprising Collins Aerospace and Pratt & Whitney, will be the preeminent systems supplier to the high-growth commercial aerospace and defense industry, with a unique portfolio of technologies and scale to invest through economic cycles. Combined sales of the two businesses totaled $39.0 billion in 2017 on a pro forma basis. Collins Aerospace supplies electrical, mechanical and software solutions across all major segments of the aerospace industry and serves commercial and military customers. Pratt & Whitney is a global leader in aircraft propulsion with a growing number of engine programs including the revolutionary Geared TurbofanTM commercial engine and the F135 military engine for the F-35 Joint Strike Fighter program.

Otis Elevator Company (Otis)

Otis Elevator Company is the world’s leading manufacturer of people-moving products, including elevators, escalators and moving walkways, with significant recurring revenue from long-term maintenance contracts and $12.3 billion in 2017 sales. Founded 165 years ago, Otis has a history of global leadership with products and services offered in nearly every country in the world. Otis, with more than two million elevators under maintenance, has the largest aftermarket service portfolio of any elevator manufacturer. Recent investments include digitally-enabled field service capabilities, positioning Otis for continued growth.

Carrier

Carrier is a leading global provider of innovative HVAC, refrigeration, fire, security and building automation technologies with 2017 sales of $17.8 billion. Supported by the iconic Carrier

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
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Investor Relations, UTC
(860) 728-7608

name, the company’s portfolio includes industry-leading brands such as Carrier, Kidde, Edwards, LenelS2 and Automated Logic. Carrier’s businesses enable modern life, delivering efficiency, safety, security, comfort, productivity and sustainability across a wide range of residential, commercial and industrial applications. Through accelerated innovation, the company has released more than 200 new products over the last two years.

Separation Transaction Details

The proposed separation is expected to be effected through spin-offs of Otis and Carrier that will be tax-free for UTC shareowners for U.S. federal income tax purposes. Each spin-off is subject to the satisfaction of customary conditions, including final approval by UTC’s Board of Directors, receipt of a tax opinion from counsel, the filing and effectiveness of a Form 10 registration statement with the U.S. Securities and Exchange Commission and satisfactory completion of financing.

Gregory Hayes will oversee the transition and will continue in his current role as UTC Chairman and CEO following the separation.

The three independent companies will be appropriately capitalized with the financial flexibility to take advantage of future growth opportunities. Each business will be better positioned to pursue a capital allocation strategy more suitable to its respective industry and risk and return profile, and enjoy greater flexibility with an independent equity currency and more appropriately aligned management and employee incentives. UTC’s commitment to strengthening its credit metrics remains unchanged. Each independent company is expected to have a strong balance sheet and to maintain an investment grade credit rating. Any existing or potential liabilities that are not associated with a particular entity will be allocated appropriately to each of the businesses.

Following separation, the three companies together are initially expected to pay a quarterly dividend that is in sum no less than 73.5 cents per share, although each company’s dividend policy will be determined by its respective Board of Directors following the completion of the separation. Until the planned transactions are completed, UTC expects to continue to pay a quarterly dividend of no less than 73.5 cents per share.

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
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Investor Relations, UTC
(860) 728-7608

One-time transaction costs are expected to include non-U.S. tax expense, debt financing, operational separation activities and other customary items.

The separation is expected to be completed in 2020, with separation activities occurring within the next 18-24 months. There can be no assurances regarding the ultimate timing of the separation or that the separation will be completed.

Creating Collins Aerospace

UTC’s acquisition of Rockwell Collins is one of the largest in aerospace history. It brings together Rockwell Collins and UTC Aerospace Systems to create Collins Aerospace Systems, an industry leader with a global presence of 70,000 employees in 300 sites and $23 billion in annual sales on a 2017 pro forma basis.

United Technologies expects the deal to be accretive to adjusted earnings per share in 2019 and to generate more than $500 million in run-rate pre-tax cost synergies by year four.

“Collins Aerospace brings together two great companies with unmatched expertise in developing electrical, mechanical and software solutions,” said Hayes. “We will have a laser focus on developing innovative solutions for customers and generating strong returns for shareowners.”

Financial Outlook

UTC updates its 2018 outlook to include the acquisition of Rockwell Collins and now anticipates:

•	Sales of $64.5 to $65.0 billion, up from $64.0 to $64.5 billion;

•	Adjusted EPS dilution of approximately $0.10 from the acquisition, resulting in adjusted EPS of $7.10 to $7.20, down from $7.20 to $7.30*;

•	Free cash flow of $4.25 to $4.5 billion, down from $4.5 to $5.0 billion*;

•	All outlook changes are related to the acquisition of Rockwell Collins. There is no change in the Company’s previously provided 2018 expectations for organic sales growth of approximately 6 percent.*

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
	(860) 493-4364	www.utc.com

Investor Relations, UTC
(860) 728-7608

For 2019, UTC anticipates the acquisition to be $0.15 to $0.20 accretive to adjusted EPS, including the estimated impact of approximately $650 million of incremental intangible amortization associated with the transaction. UTC also expects $500 to $750 million of accretion to free cash flow in 2019 from Rockwell Collins. The weighted average diluted shares outstanding for 2019 is expected to be approximately 872 million shares.

*

Note: When we provide expectations for adjusted EPS, organic sales and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures generally is not available without unreasonable effort. See “Use and Definitions of Non-GAAP Financial Measures” below for additional information.

Investor Conference Call

United Technologies will hold a conference call to discuss this announcement beginning at 8:00 a.m. ET, Tuesday, November 27. Participants should call (877) 280-7280 at least 15 minutes prior to the scheduled start. The presentation will be webcast at www.utc.com and https://edge.media-server.com/m6/p/9obw96jn, and a recording will be archived on the website. A slideshow accompanying the presentation will be posted to www.utc.com prior to the call. A recording will be archived later on the site and will be available for replay by phone from 12 p.m. ET Tuesday, November 27, to midnight Tuesday, December 4. For a replay, dial (404) 537-3406. At the prompt for a conference ID number, enter 4739517.

Advisors on Portfolio Separation

Evercore and Goldman Sachs & Co. are acting as financial advisors and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to United Technologies.

About United Technologies

United Technologies Corp., based in Farmington, Connecticut, provides high technology products and services to the building and aerospace industries. By combining a passion for science with

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
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Investor Relations, UTC
(860) 728-7608

precision engineering, the company is creating smart, sustainable solutions the world needs. For more information about the company, visit our website at www.utc.com or on Twitter @UTC.

Cautionary Statement

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance or the separation transactions. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of United Technologies or the independent companies following United Technologies’ separation into independent public companies, the anticipated benefits of the acquisition of Rockwell Collins or the separation transactions, including estimated synergies resulting from the Rockwell Collins transaction, the expected timing of completion of the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which United Technologies and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
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Investor Relations, UTC
(860) 728-7608

commercial airlines, the impact of weather conditions and natural disasters and the financial condition of our customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the separation transactions and other acquisition and divestiture or restructuring activity, including among other things integration of Rockwell Collins and other acquired businesses into United Technologies’ existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future timing and levels of indebtedness, including indebtedness incurred by United Technologies in connection with the Rockwell Collins acquisition and indebtedness that may be incurred in connection with the separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases of United Technologies’ common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof; (9) new business and investment opportunities; (10) our ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which United Technologies and its businesses operate, including the effect of changes in U.S. trade policies or the U.K.’s pending withdrawal from the EU, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which United Technologies and its businesses operate; (17) negative effects of the Rockwell Collins acquisition or the announcement or pendency of the separation transactions on the market price of United Technologies’ common stock and/or on the financial performance of United Technologies; (18) risks relating to the acquisition and integration of

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
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Investor Relations, UTC
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Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all, significant merger costs and/or unknown liabilities and risks associated with third-party contracts containing consent and/or other triggered provisions; (20) the ability of United Technologies to retain and hire key personnel; (21) the expected benefits, costs and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (22) the expected qualification of the separation transactions as tax-free transactions for U.S. federal income tax purposes; (23) the possibility that any consents or approvals required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (24) expected financing transactions undertaken in connection with the separation transactions and risks associated with additional indebtedness; (25) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed our estimates; and (26) the impact of the separation transactions on our businesses and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that United Technologies’ separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of United Technologies and Rockwell Collins on Forms S-4, 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and United Technologies assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Use and Definitions of Non-GAAP Financial Measures

United Technologies Corporation reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”).

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
	(860) 493-4364	www.utc.com

Investor Relations, UTC
(860) 728-7608

We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. The non-GAAP information presented provides investors with additional useful information, but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Adjusted net sales, organic sales, adjusted operating profit, adjusted net income and adjusted earnings per share (“EPS”) are non-GAAP financial measures. Adjusted net sales represents consolidated net sales from continuing operations (a GAAP measure), excluding significant items of a non-recurring and/or nonoperational nature (hereinafter referred to as “other significant items”). Organic sales represents consolidated net sales (a GAAP measure), excluding the impact of foreign currency translation, acquisitions and divestitures completed in the preceding twelve months and other significant items. Adjusted operating profit represents income from continuing operations (a GAAP measure), excluding restructuring costs and other significant items. Adjusted net income represents net income from continuing operations (a GAAP measure), excluding restructuring costs and other significant items. Adjusted EPS represents diluted earnings per share from continuing operations (a GAAP measure), excluding restructuring costs and other significant items. For the business segments, when applicable, adjustments of net sales, operating profit and margins similarly reflect continuing operations, excluding restructuring and other significant items. Management believes that the non-GAAP measures just mentioned are useful in providing period-to-period comparisons of the results of the Company’s ongoing operational performance.

Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing UTC’s ability to fund its activities, including the financing of acquisitions, debt service, repurchases of UTC’s common stock and distribution of earnings to shareholders.

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
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Investor Relations, UTC
(860) 728-7608

When we provide our expectation for adjusted EPS, adjusted operating profit, organic sales and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures (expected diluted EPS from continuing operations, operating profit, sales and expected cash flow from operations) generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

UTC-IR

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